                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                  SCHEDULE 14A

                     Information Required in Proxy Statement
                            Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[x] Soliciting Material Pursuant Rule to ss. 240.14a-12
[ ] Confidential, For Use Of The Commission Only (As Permitted By
    Rule 14a-6(e)(2))

                           CONSUMER DIRECT OF AMERICA
                           --------------------------
                (Name of Registrant as Specified in its Charter)

            Crusader Capital Partners II, LLC, Crusader Capital, LLC,
                 Crusader Capital Partners I, LLC, Westlea Trust
            ---------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         --------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid herewith:

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[ ]  Fee paid previously with preliminary materials:

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Filed: March 16, 2006

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB
CONTROL NUMBER.

On March 16, 2006, Crusader Capital, LLC e-mailed a letter to Michael A. Barron,
Chairman and Chief Executive Officer, of Consumer Direct of America relating to the calling of a special meeting of stockholders of Consumer Direct of America.
A copy of the letter is filed herewith as Exhibit 2.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS
RELATED TO THE SOLICITATION OF PROXIES BY CRUSADER CAPITAL PARTNERS II, LLC,
CRUSADER CAPITAL, LLC, CRUSADER CAPITAL PARTNERS I, LLC AND WESTLEA TRUST AND
CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF CONSUMER DIRECT
OF AMERICA FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS WHEN AND IF THEY BECOME
AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING
INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN
AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE
MAILED TO STOCKHOLDERS OF CONSUMER DIRECT OF AMERICA AND WILL BE AVAILABLE AT NO
CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT
HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A
POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

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                                                                       EXHIBIT 1

                             POTENTIAL PARTICIPANTS

The potential participants in the potential solicitation of proxies (the
"Participants") may include the following: Crusader Capital Partners I, LLC
("CCP I"), Crusader Capital Partners II, LLC ("CCP II"), Crusader Capital, LLC
("Capital"), Blair A. West, The Westlea Trust ("Westlea") and R. Scott West.

CCP I, CCP II, and Capital (the "Crusader Parties") are entities controlled by
Crusader Investments, LLC ("Crusader"), which is controlled by Blair A. West.
Blair A. West may participate in soliciting proxies from Consumer Direct stockholders, and will not receive any special compensation in connection with such solicitation.

The Westlea Trust (the "Westlea Parties") is an irrevocable trust controlled by certain trustees including R. Scott West.

The Crusader Parties
--------------------

Crusader Capital Partners I, LLC is a New York State limited liability company engaged in the business of investing in securities. Crusader Capital, LLC is the managing member of CCP I and Crusader Pension Fund LLC and Westlea Trust are
members of CCP I.

Crusader Capital Partners II, LLC is a New York State limited liability company engaged in the business of investing in securities. Crusader Capital, LLC is the managing member of CCP II and there are approximately twenty-eight (28)
investors in CCP II.

Crusader Capital, LLC is a New York State limited liability company and a registered investment advisor in the State of New York. Capital is owned by
Crusader Investments, which is partially owned and controlled by Blair A. West.

Blair A. West, through his control of the Crusader Parties, may be deemed to be an indirect beneficial owner of 15,361,462 shares of common stock ("Common
Stock") of Consumer Direct of America, which represents approximately 41.56% of outstanding shares of the Common Stock as of the date hereof. However, neither the fact of this filing nor anything contained herein shall be deemed to be an admission by Blair A. West that he is the beneficial owner of any shares of
Common Stock beneficially owned by any of the other parties, except as otherwise disclosed herein.

The Westlea Trust
-----------------

The Westlea Trust is an irrevocable trust with certain members of the West family, not including Blair A. West, as beneficiaries.

The Westlea Trust is the direct beneficial owner of 795,000 shares of Common
Stock, which represents approximately 2.15% of outstanding shares of Common
Stock as of the date hereof.

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                                                                       EXHIBIT 2

                             [CRUSADER CAPITAL LOGO]

                                 230 Park Avenue
                                   Suite 1000
                            New York, New York 10169
                               Tel: (212) 472-6200
                               Fax: (212) 472-2228

                                                        Blair A. West
                                                        Managing Director
                                                        bwest@crusader.com

                                 March 16, 2006

VIA EMAIL
---------

Mr. Michael A. Barron
Chairman & Chief Executive Officer
Consumer Direct of America
6330 South Sandhill Road
Suite 8
Las Vegas, Nevada 89120

Dear Mr. Barron:

     Pursuant to our letter that we sent to you yesterday demanding a Special
Shareholder's Meeting for next Tuesday, March 21, 2006 at 10:00 am PST/1:00 pm
EST, be advised that at least one of our attorneys will be coming to your offices to attend that meeting with proxies from a majority of CSUA's shareholders and they will propose, among other things, resolutions to remove all current directors and the nomination and election of a new shareholder slate of directors.

     Should you unwisely decide not to hold this Special Shareholder's Meeting as scheduled, we will then simply file a Consent with proxies from a majority of the shareholders to unilaterally amend CSUA's Corporate By-Laws and remove all current directors.

     We will also be continually updating the SEC on an ongoing basis regarding our efforts to both hold the Special Shareholder's Meeting and to remove all current directors of the company. You are also hereby notified that we sent the
SEC a seven page letter yesterday detailing our concerns about you and the company. We requested the SEC to conduct its own investigation of you and the company, for which, we will provide our full cooperation.

                                        Sincerely,

                                        Crusader Capital

                                        /s/ Blair A. West
                                        -----------------
                                        Blair A. West
                                        Managing Director

cc: Joseph Cosio-Barron, Corporate Counsel

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